                                                                    EXHIBIT 10.6

                 SUPPLEMENTARY INTERNATIONAL LEASING CONTRACT
               UNDERSIGNED ON THE 1/ST/ OF AUGUST, 1998 BETWEEN
                   GLOBAL COMMUNICATIONS OPERATIONS INC. AND
                           TELEPALMIRA S.A.  E.S.P.

DATE: Palmira, April 12/th/, 1998----------------------------------------------
LESSOR: Felipe Garcia Echeverry legal representative OF GLOBAL TELECOMMUNICATIONS OPERATIONS INC.----------------------------------------------
LESSEE: Jorge Enrique Martinez Ocampo deputy legal representative of the firm TELEPHONE COMPANY OF PALMIRA S.A. PUBLIC SERVICE COMPANY "TELEPALMIRA S.A. E.S.P."._______________________________ PURPOSE: Modification of TWELFTH -
Rent -and THIRTEENTH - Delay - clauses of the International Leasing Contract undersigned by the parties on the 1/st/ of August, 1998.------------------------

SUBSTITUTE CLAUSES: The TWELFTH -Rent - clause will be the following: "THE LESSEE will be unconditionally obliged to and will need not be required to pay to the LESSOR during the period of validity of this contract, a rent that shall be determined as follows: a) A sum of ONE MILLION EIGHT HUNDRED FIFTY SEVEN THOUSAND ONE HUNDRED SEVEN UNITED STATES DOLLARS WITH SEVENTY SIX CENTS (US$1,857.107.76) on the 13/th/ day of April of 1998: b) 20 biannual installments for the sums stipulated on the following chart for a period of 10 years:--------------------------------------------------------------------------

INSTALLMENTS          DATE                         INSTALLMENT

                                                   TOTAL US$

------------------------------------------------------------------------
     1              May 28, 1998                   1.268.652.39

------------------------------------------------------------------------
     2              July 28, 1998                    876.356.95

------------------------------------------------------------------------
     3              January 28, 1999                 856.944.38

------------------------------------------------------------------------
     4              July 28, 1999                    837.531.81

------------------------------------------------------------------------
     5              January 28, 2000                 818.119.24

------------------------------------------------------------------------
     6              July 28, 2000                    798.706.67

------------------------------------------------------------------------
     7              January 28, 2001                 779.294.10

------------------------------------------------------------------------
     8              July 28, 2001                    759.881.53

------------------------------------------------------------------------
     9              January 28, 2002                 740.468.96

------------------------------------------------------------------------
     10             July 28, 2002                    721.056.39

------------------------------------------------------------------------
     11             January 28, 2003                 701.643.83

------------------------------------------------------------------------
     12             July 28, 2003                    682.231.26

------------------------------------------------------------------------
     13             January 28, 2004                 662.818.69

------------------------------------------------------------------------
     14             July 28, 2004                    643.406.12

------------------------------------------------------------------------
     15             January 28, 2005                 623.993.55

------------------------------------------------------------------------
     16             July 28, 2005                    604.580.98

------------------------------------------------------------------------
     17             January 28, 2006                 585.168.41

------------------------------------------------------------------------
     18             July 28, 2006                    565.755.84

------------------------------------------------------------------------
     19             January 28, 2007                 546.343.27

------------------------------------------------------------------------
     20             July 28, 2007                    526.930.63

------------------------------------------------------------------------

, and c) Four biannual installments for the sums stipulated on the following chart:------------------------------------------------------------------

INSTALLMENTS           DATE                           INSTALLMENT

                                                      TOTAL US$

------------------------------------------------------------------------
     21             January 28, 2009                  92.887.62

------------------------------------------------------------------------
     22             July 28, 2009                     92.887.62

------------------------------------------------------------------------
     23             January 28, 2009                  92.887.62

------------------------------------------------------------------------
     24             July 28, 2009                     92.887.62

------------------------------------------------------------------------

For a period of two years once the payment of the twenty installments cited in the above-mentioned provision has been completed, payments that shall be demanded the first five (5) days of each payable semester.--------------------

SECOND PARAGRAPH: It is cancelled.---------------------------------------------
THIRD PARAGRAPH: This contract will not generate fees payment during the fiscal year of 1997"------------------------------------------

The THIRTEENTH clause of this contract will be as follows: " Delay - In the event of delay on the part of THE LESSEE in the payment of the sums of money stipulated in this contract, the above-mentioned party agrees to pay the LESSOR, without benefit of summons, in accordance with the interest moratorium, the same interest rate as the Libor dictates plus two (3%) annual percentage rate, calculated beginning from the expiration date of the value that is in default, until the date in which THE LESSEE has credited the payment to the LESSOR'S bank account.--------------------------------------- The remaining clauses of the mentioned contract remain unaltered.-------------- It is the responsibility of the LESSEE to register this supplementary contract before the exchange authorities.-------------------------------------------------------


                                FOR THE LESSOR,


                ______________________________________________
                   GLOBAL TELECOMMUNICATIONS OPERATIONS INC.
                            FELIPE GARCIA ECHEVERRY
                           CC.80.409.281 OF USAQUEN
                             LEGAL REPRESENTATIVE

                                FOR THE LESSEE,


                       _________________________________
                         JORGE ENRIQUE MARTINEZ OCAMPO
                             CC. 7.506.437 ARMENIA

                          DEPUTY LEGAL REPRESENTATIVE
                           TELEPALMIRA S.A.  E.S.P.